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                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549
                        ----------------------

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  December 17, 1999

                         CLEARWORKS.NET, INC.
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        (Exact name of registrant as specified in its charter)

           Delaware                     000-26547               76-0576542
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(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)            Identification No.)



            2450 Fondren, Suite 200, Houston, Texas 77063
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         (Address of principal executive offices)  (Zip Code)

   Registrant's telephone number, including area code (713) 334-2595

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Item 6  RESIGNATION OF REGISTRANT'S DIRECTORS.

        On December 13, 1999, Howard Andrews resigned as director to ClearWorks.net, Inc. (the "Company"). Michael T. McClere is currently the sole director of the Company.

                                SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 17, 1999        CLEARWORKS.NET, INC.



                                By:  /s/ Michael T. McClere
                                     -------------------------------------------
                                     Michael T. McClere, Chief Executive Officer